                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X)   Preliminary Proxy Statement              ( )   Confidential, for Use of the Commission   Only
                                                     (as permitted by Rule 14c-6(e)(2)
( )   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

________________________________________________________________________________

                              SECURITY INCOME FUND
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

   __________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

( )   Fee paid with preliminary materials.

      ( )   Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      __________________________________________________________________________
      (2)   Form, Schedule or Registration Statement No.:

      __________________________________________________________________________
      (3)   Filing Party:

      __________________________________________________________________________
      (4)   Date Filed:

May __, 2005

Dear Valued Customer:

The Board of Directors of the Security Capital Preservation Fund (the "Fund") determined at a meeting, on April 15, 2005, to cease investing the Fund's assets in the PreservationPlus Income Portfolio (the "Portfolio"), effective on or about June 30, 2005. The Board also approved an investment advisory contract with Security Management Company, LLC ("SMC") under which SMC will directly manage the Fund's assets after termination of the master-feeder structure. Implementation of the new investment advisory contract with SMC is contingent upon receipt of Fund shareholder approval. The Board estimates that the new investment advisory contract will reduce Fund operating expenses by approximately 0.18% as a percentage of fund assets.

The Fund currently invests all of its assets in the Portfolio, which is a master portfolio with the same investment objective as the Fund and is managed by Deutsche Asset Management, Inc. ("DeAM, Inc."). The Fund was originally formed as a stable value fund and used the master-feeder structure to take advantage of DeAM, Inc.'s expertise in using wrapper agreements in seeking to maintain a stable net asset value per share. However, in response to recent regulatory developments, both the Fund and Portfolio changed their investment objectives in November 2004. Their current objective is to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The Fund's net asset value per share fluctuates in value.

Under SMC's management, the Fund will remain a short term bond fund and will maintain its current investment objective, with some changes in the Fund's investment strategies as described in the proxy statement. The Lehman Brothers 1-3 year Government Credit Index will remain the fund's benchmark, and the ticker and CUSIP will remain unchanged. Members of SMC's experienced fixed income management team will assume investment management responsibilities. Subject to approval by the Fund's shareholders, the changes outlined above will become effective on or about June 30, 2005.

Enclosed is your proxy statement enabling you to vote on the proposed new investment advisory agreement for the Capital Preservation Fund. You can vote in one of four ways:

      - By mail with the enclosed proxy card - be sure to sign, date and then return it to us in the enclosed postage-paid envelope,

      -     Through the Internet on the Web site listed on your proxy card,

      -     By telephone with the toll-free number listed on the proxy card, or

      - In person at the shareholder meeting on June 20, 2005. We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

If you have questions, please call [InvestorConnect] at XXX-XXX-XXXX or visit www.xxxxxxxxxxx.com.

Best Regards,

Michael G. Odlum, President
Security Management Company, LLC

                              SECURITY INCOME FUND

                       SECURITY CAPITAL PRESERVATION FUND

                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KANSAS 66636
                           (TOLL-FREE) 1-800-888-2461

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 20, 2005

Notice is hereby given that a special meeting of shareholders of Security Capital Preservation Fund (the "Fund"), a series of Security Income Fund (the "Company"), will be held on June 20, 2005 at 1:00 p.m. (Central Time), at the executive offices of the Company, One Security Benefit Place, Topeka, Kansas 66636, or any adjournment(s) or postponement(s) thereof (the "Meeting") for the following purposes:

      1. To approve a new Investment Advisory Contract between Security Income Fund, on behalf of the Security Capital Preservation Fund, and Security Management Company, LLC; and;

      2. To transact any other business as may properly come before the Meeting.

The Board of Directors of the Company has fixed the close of business on April 25, 2005 as the record date for the determination of shareholders that are entitled to notice of, and to vote at, the Meeting.

We look forward to your participation and we thank you for your continued confidence in the Fund.

                                      By Order of the Board of Directors,

                                      Amy J. Lee, Secretary
                                      Security Income Fund

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY UNLESS YOU ELECT TO CHANGE YOUR VOTE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                 PROXY STATEMENT

                              SECURITY INCOME FUND

                       SECURITY CAPITAL PRESERVATION FUND

                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KANSAS 66636
                           (TOLL-FREE) 1-800-888-2461

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 20, 2005

      This Proxy Statement is being furnished to shareholders of Security Capital Preservation Fund ("Fund") in connection with the solicitation of proxies by the Board of Directors (the "Board") of Security Income Fund (the "Company") for use at a special meeting of shareholders of the Fund to be held on June 20, 2005 at 1:00 p.m. (Central Time) at the offices of the Company, located at One Security Benefit Place, Topeka, Kansas 66636, and any adjournment(s) or postponement(s) thereof (the "Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying Notice.

      This Proxy Statement and the accompanying Notice and Proxy are first being mailed to shareholders on or about May __, 2005. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone interviews conducted by employees of Security Management Company, LLC or other representatives of the Company.

                                   PROPOSAL 1

           TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT FOR THE FUND

Due to a proposed change in the Fund's operations that is described in more detail below, the Board proposes to enter into a new investment advisory agreement with Security Management Company, LLC ("SMC") under which SMC will serve as the investment adviser of the Fund. The Board recommends that Fund shareholders vote "FOR" Proposal 1.

BACKGROUND INFORMATION

Current Structure

The Fund currently operates as a "feeder" fund that invests all of its assets in a "master" fund, the PreservationPlus Income Portfolio (the "Portfolio"), an investment company managed by Deutsche Asset Management, Inc. that has the same investment objective as the Fund. Accordingly, references herein to the Fund's past or present investment objective, strategies or holdings actually are references to the investment objective, strategies or holdings of the Portfolio. The Fund has operated as part of this "master-feeder" structure since its inception on May 3, 1999 on the basis of a determination by the Board that participation in this structure was in the best interests of the Fund and its shareholders, did not dilute the interests of Fund shareholders, and resulted in aggregate per share expenses that are less than or approximately equal to the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in the types of securities held by the Portfolio.

Prior to November 17, 2004, the Fund operated as a "stable value" fund whose investment objective was a high level of current income while seeking to maintain a stable value per share. The Fund sought to maintain a stable value per share, at least in part, by investing in "wrapper agreements," which are contracts issued by banks, insurance companies or other financial institutions that, in effect, were intended to offset the price fluctuations of the Fund's other portfolio investments. However, due to regulatory developments relating to the valuation of wrapper agreements, effective November 17, 2004, the Fund adopted a different investment objective - to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. Accordingly, after November 16, 2004, the Fund's share prices have fluctuated. In conjunction with this change of investment objective, the Fund terminated the wrapper agreements in which it invested, and thereafter has invested, under normal market conditions, at least 65% of its net assets (plus borrowings for investment purposes) in investment grade fixed income securities and has maintained an average portfolio duration of 1 to 4.5 years. In an attempt to enhance return, the Fund also has employed a global asset allocation strategy, which evaluates the equity, bond, cash and currency opportunities across domestic and international markets.

Proposed Change in Fund Operations

In light of the changes summarized above, the Board determined at a meeting held on April 15, 2005 to terminate the Fund's participation in the master-feeder structure and cease investing its assets in the Portfolio, effective on or about June 30, 2005. The Board also approved an investment advisory contract with SMC under which SMC will directly manage the Fund's assets after termination of the master-feeder structure. The Board further approved changes to the Fund's principal investment strategies, as described below in more detail. SMC will continue to provide various administrative, transfer agency and fund accounting services to the Fund after termination of the master-feeder structure, and will cease providing feeder fund management and administrative services to the Fund.

Implementation of the changes described above is contingent upon receipt of Fund shareholder approval of the proposed investment advisory contract with SMC, which is described in detail below. If shareholders do not approve the proposed investment advisory contract with SMC, the Fund will continue to invest its assets in the Portfolio, and the Board may consider alternatives to continuing the master-feeder structure.

Proposed New Principal Investment Strategies

If the master-feeder structure is terminated and SMC becomes the investment adviser of the Fund, SMC will directly manage the Fund's assets in accordance with the Fund's investment objective to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

In pursuit of this objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by SMC to be of comparable quality). Such fixed income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. SMC will maintain a dollar-weighted average duration of 1 to 4.5 years in managing the Fund's portfolio.

While the Fund will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities that are not investment grade (also known as "high yield securities" or "junk bonds"), including senior secured floating rate corporate loans, as well as restricted securities. Further, the Fund may enter into derivative instruments such as futures contracts, options on futures contracts and options on securities, for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing directly in securities.

SMC will employ a "bottom-up" approach in selecting asset classes and securities. Such an approach focuses on analyzing the investment merits of individual issuers against the context of broader securities market considerations. SMC does not contemplate that it will employ the global asset allocation strategy used by Deutsche Asset Management, Inc. in managing the Fund.

Under adverse market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements, and money market instruments. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

The principal investment strategies to be employed by SMC in pursuit of the Fund's investment objective will subject Fund shareholders to investment risks that are generally comparable to those posed by the Fund's current investment objective and strategies. The principal investment risks of an investment in the Fund will include, without limitation:

- Interest Rate Risk: The values of fixed income securities generally decrease when interest rates rise;

- Credit Risk: The issuer of a fixed income security may fail to make timely interest or principal payments;

- Prepayment Risk: Prepayment of mortgages underlying mortgage-backed securities as interest rates decline may reduce the Fund's income and force it to reinvest in lower yielding securities;

- Derivatives Risk: Certain derivative instruments may be less liquid and more volatile than traditional fixed income securities, and derivatives may not accurately correlate with their underlying assets or fully offset a portfolio holding that is being hedged;

- Foreign Investment Risk: Securities issued by foreign issuers may pose risks that are different from, or in addition to, investments in domestic issuers, such as a lack of adequate company information, political instability, and differing auditing and legal standards; and

- Risks of Lower Rated Securities: Lower rated securities entail a greater degree of credit risk, and may be less liquid and more difficult to value, than more highly rated securities, and issuers of such securities may be especially vulnerable to adverse publicity and changed investor perceptions.

The above is a summary only, and is not a complete description of the Fund's investment strategies and potential investment risks. The Fund's investment strategies and related risks will be described in detail in the Fund's new prospectus.

Other Relevant Information

The Fund will terminate the master-feeder structure by terminating the agreement pursuant to which it invests its assets in the Portfolio and redeeming its investment in the Portfolio. If the Portfolio pays the redemption proceeds in cash, the Portfolio may have to liquidate portfolio securities in order to pay the redemption proceeds, which may entail transaction costs and may result in the generation of taxable capital gains. If the Portfolio pays the redemption proceeds in-kind, in whole or in part, the Fund may incur transaction costs and generate taxable gains in selling portfolio holdings that SMC does not believe to be desirable investments in light of the Fund's amended investment strategies, as discussed above.

THE PROPOSED INVESTMENT ADVISORY CONTRACT

Proposed Investment Advisory Contract

Under the terms of the proposed investment advisory agreement ("Proposed Contract"), SMC would serve as the investment adviser to the Fund and, subject to the supervision of the Board and in conformity with the Fund's investment objective and principal investment strategies as described above, would implement a continuous investment program for the Fund, including the purchase, retention and disposition of portfolio securities. As noted previously, it is anticipated that SMC will manage the Fund in conformity with different investment policies. Subject to the supervision and control of the Board, SMC agrees to, without limitation, provide investment research, advice and supervision, and to place orders for all purchases and sales of the investments made for the Fund. SMC also will maintain the books and records required in connection with its duties thereunder. The Proposed Contract also provides that the services of SMC to the Fund are not exclusive, and SMC is free to render services to others so long as such services do not conflict with its services pursuant to the Proposed Contract.

The Proposed Contract provides that SMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Proposed Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SMC in the performance of its duties, or from reckless disregard by SMC of its duties under the Proposed Contract.

If approved by Fund shareholders, the Proposed Contract will continue in effect, unless sooner terminated in accordance with its terms, for an initial term of up to two years. The Proposed Contract will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Board members who are not "interested persons" (for regulatory purposes) of the Fund or any party to the Proposed Contract ("Independent Directors") cast in person at a meeting called for the purpose of voting on such renewal, and by either the Board or the affirmative vote of a majority of the outstanding shares of the Fund (determined in accordance with applicable law). The Proposed Contract also provides that it will terminate automatically if assigned and may be terminated without penalty by the Board, by vote of a majority of a Fund's outstanding shares, or by SMC, upon 60 days' written notice to the Fund.

Under the Proposed Contract, SMC would receive a management fee at an annual rate of 0.35% of the Fund's average daily net assets. The management fee will be prorated in any month for which the Proposed Contract is not in effect for the entire month. After the termination of the master-feeder structure, the Fund also will continue to pay SMC an annual fund accounting and administration fee equal to the greater of 0.09% of average daily net assets of the Fund or $25,000 (plus the Fund's pro rata share of the compensation payable by the Company to the Company's chief compliance officer), as well as transfer agency fees charged on the basis of numbers of Fund shareholder accounts and account transactions.

The foregoing discussion is qualified in its entirety by reference to the Proposed Contract attached as Appendix A.

Current Investment Advisory Arrangements

Because the Fund has invested all of its investable assets in the Portfolio since the Fund's inception, the Fund has never retained an investment adviser to separately manage the Fund's assets. Instead, as an investor in the Portfolio, the Fund's (and its shareholders') assets are managed by the Portfolio's investment adviser. Deutsche Asset Management, Inc. ("DeAM, Inc."), located at 445 Park Avenue, New York, New York 10017, serves as the investment adviser for the Portfolio pursuant to an investment advisory agreement ("Current Agreement") dated April 30, 2001, as amended. For its services, DeAm, Inc. is entitled to an advisory fee calculated at the annual rate of 0.70% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 2004, DeAm, Inc. earned $16,152,288 as compensation for advisory services provided to the Portfolio. For the same period, DeAm, Inc. reimbursed $2,503,417 to the Portfolio to cover expenses pursuant to an expense limitation agreement. By virtue of the Fund's investment of its investable assets in the Portfolio, Fund shareholders indirectly bore their pro rata portion of such fees.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG, located at Taunusanlage 12, Frankfurt, 60325, is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Description of the New Fee Structure

During the fiscal year ended September 30, 2004, the Fund's pro rata portion of the investment advisory fee payable by the Portfolio to DeAm, Inc. equaled approximately $3,367,311. If the Proposed Contract had been in place during the same period, the investment advisory fee payable to SMC would have equaled approximately $1,886,699, representing a reduction of approximately 44% in the investment advisory fee payable with respect to the Fund.

The following tables illustrate the current annual Fund operating expenses and the pro forma proposed expenses under the Proposed Contract. Please note that shareholder fees, such as sales charges and redemption charges, will not change as a result of the termination of the master-feeder structure. Expenses for the Fund are based on the operating expenses incurred for the fiscal year ended September 30, 2004, restated to reflect current fees. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Proposed Contract as of September 30, 2004. Pro forma numbers are estimated in good faith and are hypothetical.

                         Annual Fund Operating Expenses
               (Expenses that would be deducted from Fund assets)

                                         Class A              Class B            Class C
                                   -------------------  ------------------  ------------------
                                    Current   Proposed  Current   Proposed  Current   Proposed
                                   ---------  --------  --------  --------  --------  --------
Management Fees                     0.70%(1)    0.35%   0.70%(1)   0.35%    0.70%(1)    0.35%
Distribution (12b-1) Fees           0.25%       0.25%   0.75%      0.75%    0.50%       0.50%
OtherExpenses(2)                    0.35%       0.24%   0.35%      0.24%    0.35%       0.24%
Total Annual Fund Expenses          1.30%(3)    0.84%   1.80%(3)   1.34%    1.55%(3)    1.09%
Total Waivers and Reductions        0.28%(4)    0.00%   0.28%(4)   0.00%    0.28%(4)    0.00%
Total Net Fund Expenses             1.02%       0.84%   1.52%      1.34%    1.27%       1.09%

1. The Fund does not directly pay a management fee. However, the Portfolio pays a management fee to DeAM, Inc.

2. "Other Expenses" have been restated to reflect current fees as well as the proposed fees following termination of the master-feeder structure.

3. Information in the Annual Fund Operating Expenses column above reflects the expenses of both the Fund and the Portfolio.

4. DeAM, Inc. has contractually agreed to limit the Portfolio's total expenses to 0.48% until February 1, 2006, which currently results in an estimated waiver/reimbursement of fees and expenses (after restatement to reflect current expenses) equal to 0.28% of the Portfolio's average daily net assets, although the amount of the waiver or reimbursement may vary over time due to fluctuations in asset levels or expenses, or for other reasons. In addition to the waiver/reimbursement agreed to by DeAM, Inc. with respect to the Portfolio, SMC, as the Fund's current administrator has agreed that if the total annual expenses of the Fund, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, SMC will contribute to the Fund an amount and/or waive its fee as may be necessary to insure that the total annual expenses do not exceed such amount. SMC's agreement will continue if the Proposed Contract is approved.

Examples

The following Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds under the Current Agreement and under the Proposed Contract. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         SHAREHOLDER EXPENSES UNDER THE CURRENT AND PROPOSED AGREEMENTS

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                      ------    -------    -------    --------
CLASS A                  CURRENT       $450       $721      $1,012    $  1,839
                         PROPOSED      $433       $609      $  800    $  1,351

CLASS B                  CURRENT       $655       $839      $1,149    $  1,961
                         PROPOSED      $636       $725      $  934    $  1,476

CLASS C                  CURRENT       $229       $462      $  818    $  1,822
                         PROPOSED      $211       $347      $  601    $  1,329

Other Information

Information about SMC, its managing members and principal executive officer, and certain of SMC's other investment company clients that are comparable to the Fund is presented in Appendix B.

EVALUATION BY THE BOARD

At a meeting of the Board held on April 15, 2005, called for the purpose of, among other things, voting on approval of the Proposed Contract, the Board, including the Independent Directors, unanimously approved the Proposed Contract, subject to shareholder approval. In reaching this conclusion, the Board requested and obtained from SMC such information as it deemed reasonably necessary to approve SMC as the investment adviser to the Fund. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In approving the Proposed Contract, the Independent Directors considered numerous factors, including, among others, (1) the nature, extent, and quality of the services to be provided by SMC; (2) the investment performance of the Fund and SMC; (3) the costs of the services to be provided and profits to be realized by SMC and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors' own business judgment, to be relevant. The factors considered by the Board in reviewing the Proposed Contract included, but were not limited to, the following:

- The nature, extent and quality of the services to be provided by SMC to the Fund. The Board placed particular emphasis on SMC's ability to readily provide, without interruption, advisory services in light of termination of the Fund's wrapper agreements, withdrawal from the master-feeder structure and change in its investment objective. The Board specifically noted that SMC is already investment manager to the other series offered by the Company and its knowledge of and experience with the Company puts it in a unique position to be able to efficiently implement an investment program for the Fund. In concluding that SMC is able to provide high quality services to the Fund, the Board took note of the strong compliance track record of SMC and other investment companies advised by it, and determined that SMC is able to provide investment and related services that are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs;

- The investment performance of the Fund. The Board determined that the Fund's performance to date has been acceptable. On the basis of information supplied by SMC with respect to the investment track record of other fixed income portfolios managed by SMC, the Board concluded that SMC has the investment management capabilities to generate a level of investment performance that is appropriate for a relatively short duration fixed income fund that seeks to minimize principal fluctuation, and is capable of doing so at a lower level of expense than currently associated with an investment in the Fund;

- The costs of the services to be provided and the profits to be realized by SMC and its affiliates from the relationship with the Fund. The Board concluded that, with respect to the Fund, the level of proposed investment advisory fees under the Proposed Contract is appropriate in light of the advisory fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and SMC (based on SMC profit projections for the Fund and review of SMC's current profitability). On the basis of comparative information provided by Lipper Analytical Services, Inc. and Morningstar, the Board determined that the advisory fee and overall expense ratio of the Fund is consistent with industry averages, particularly with respect to investment companies of comparable size. The Board noted particularly that the advisory fee, other related expenses and overall estimated operating expenses represent reductions of the corresponding fees currently associated with an investment in the Fund as part of the master-feeder structure;

- The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund. In considering the extent to which the management fees payable under the Proposed Contract reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of the level of assets in the Fund. The Board determined that the Fund has yet to achieve meaningful economies of scale, which therefore cannot be reflected in the advisory fee payable under the Proposed Contract. While the advisory fee payable under the Proposed Contract does not reduce should Fund assets grow meaningfully, the Board determined that the advisory fee payable under the Proposed Contract already reflects potential future economies of scale to some extent by virtue of its relatively low level determined with reference to the fee payable under the Current Agreement and industry standards as reported by Lipper Analytical Services, Inc. and Morningstar, as well as SMC's anticipated profitability. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of advisory fees payable to SMC, in the future; and

- Other considerations. In approving the Proposed Contract and its submission to Fund shareholders, the Board also considered the high quality of SMC's portfolio management personnel who will manage the Fund under the Proposed Contract, and SMC's overall portfolio management capabilities. The Board determined that SMC has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered SMC's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial financial and professional commitment to the successful operation of the Fund.

In approving the Proposed Contract, the Board, including the Independent Directors, did not identify any single factor as all-important or controlling. On the basis of considerations discussed above and other relevant information, the Board determined that the Proposed Contract is fair and reasonable and in the best interest of the Fund and its shareholders. Based on all of the foregoing, the Board, including the Independent Directors, unanimously voted to approve the Proposed Contract and to recommend it to Fund shareholders for their approval.

           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
          RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1. UNMARKED
                          PROXY CARDS WILL BE SO VOTED.

                                      *****

                                 OTHER BUSINESS

The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

SMC, the Fund's administrator and transfer agent, is located at One Security Benefit Place, Topeka, Kansas 66636. The distributor/principal underwriter, Security Distributors, Inc. ("SDI"), also is located at One Security Benefit Place, Topeka, Kansas 66636. SMC and SDI are affiliates of each other and of the Fund. During the fiscal year ended September 30, 2004, the Fund paid SMC $611,683 for administrative and fund accounting services and $505,940 for transfer agency services, and paid SDI $2,002,882 for distribution services. If the Proposed Contract is approved with respect to the Fund, SMC and SDI will continue to provide administrative, fund accounting, transfer agency and distribution services to the Fund.

COSTS OF THE PROXY

The costs of Proxy solicitation and the expenses incurred in connection with preparing this Proxy Statement and related materials will be borne equally by SMC and the Fund.

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the Security Income Fund Annual Report dated September 30, 2004 which may be obtained without charge by writing to the Company at the address above or by calling 1-800-888-2461.

                               VOTING INFORMATION

PROXY SOLICITATION

The Company is soliciting Proxies by U.S. mail. Employees of SMC may make additional solicitations by telephone to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. The Company will forward to record owners proxy materials for any beneficial owners that such record owners may represent. The Fund is using [InvestorConnect], a professional proxy solicitation firm, at a cost of approximately [$__] to assist with the proxy solicitation process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from [InvestorConnect] reminding you to exercise your right to vote.

SHAREHOLDER VOTING

Shareholders of record at the close of business on April 25, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote, with an appropriate fraction of a vote for a fraction of a share. As of the Record Date, there were [] issued and outstanding shares of the Fund. The persons owning of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date, as well as the ownership of Fund shares by the Company's Directors and officers, are set forth in Appendix C.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Timely, properly executed Proxies will be voted as instructed by shareholders or, in the absence of instruction, will be voted "FOR" Proposal 1 and in accordance with the judgment of persons appointed as proxies with respect to any other matter that may properly come before the Meeting. A shareholder may revoke his or her Proxy at any time prior to its exercise by written notice addressed to the Secretary of the Company at the address set forth on the cover of this Proxy Statement prior to the Meeting; by submitting a properly-executed Proxy bearing a later date, but prior to the Meeting, or by attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Proxy.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting by Mail and Internet. In addition to voting in person at the Meeting, shareholders also may sign and mail the Proxy received with the Proxy Statement, or follow the enclosed instructions and vote electronically via the Internet.

VOTE REQUIRED

To approve Proposal 1 with respect to the Fund, the proposal must be approved by the lesser of: (i) 67% of the shares of the Fund present at a meeting of shareholders if the owners of more than 50% of those shares then outstanding are present in person or by proxy; or (ii) more than 50% of outstanding shares. Abstentions and broker non-votes will have the effect of votes against Proposal 1.

SHAREHOLDER PROPOSALS

The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF?ADDRESSED, POSTAGE?PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             AMY J. LEE, SECRETARY

MAY __, 2005

Appendix A - Form of Proposed Investment Advisory Contract
Appendix B - Information About SMC
Appendix C - Principal Shareholders

                     PRELIMINARY PROXY - [FOR SEC USE ONLY]

                              SECURITY INCOME FUND

                       SECURITY CAPITAL PRESERVATION FUND

                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KANSAS 66636
                           (TOLL-FREE) 1-800-888-2461

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS OF SECURITY CAPITAL PRESERVATION
                                      FUND

The undersigned hereby appoint(s) Amy J. Lee and Michael G. Odlum, or either one of them, proxies, each with full power of substitution, to vote and act with respect to all shares of the Security Capital Preservation Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at the office of Security Income Fund, One Security Benefit Place, Topeka, Kansas 66636, on June 20, 2005 at 1:00 p.m. (Central
Time) and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the proposal.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

The Fund encourages all shareholders to vote their proxies. We provide the following convenient methods of voting: 1) PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope; or
2) TELEPHONE or INTERNET, by following the enclosed instructions. If you choose to vote by telephone or via the Internet, do not return your proxy card unless you later decide to change your vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

      1. To approve a new Investment Advisory Contract between Security Income Fund, on behalf of the Security Capital Preservation Fund, and Security Management Company, LLC.

                  FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

___________________________                         ___________________________
SIGNATURE                                           DATE

___________________________                         ___________________________
SIGNATURE (IF HELD JOINTLY)                         DATE

THIS PROXY MUST BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLES AS SUCH. JOINT OWNERS MUST EACH SIGN.

PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. The board of directors of the Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

ONLINE            1. Click on the "Vote Your Proxy" link -- Vote Your
                  Proxy

                  2. Enter the 14-digit control number located in the shaded box on your proxy card.

                  3. Follow the instructions on the Web site.

                  4. Once you have voted, you do not need to mail your proxy card.

BY PHONE          1. Call toll-free 1-888-221-0697

                  2. Enter the 14-digit control number located in the shaded box on your proxy card.

                  3. Follow the recorded instructions.

                  4. Once you have voted, you do not need to mail your proxy card.

BY MAIL Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

IN PERSON         The Shareholder Meeting will take place June 20,
                  2005, at 1:00 p.m., Central time, at the office of Security Income Fund, located at One Security Benefit
                  Place, Topeka, Kansas.

QUESTIONS?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-800-309-2984 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time.

We have retained InvestorConnect to assist our shareholders in the voting process. If we have not received your proxy card by May 20, 2005, representatives from InvestorConnect may call you to remind you to exercise your right to vote.

YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY.

                                   APPENDIX A
                  FORM OF PROPOSED INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made this 1st day of November 1999, between SECURITY INCOME FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company"), is amended and restated effective as of June 30, 2005.

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund currently offers shares in four separate series, including the Diversified Income Series, the High Yield Series, the Income Opportunity Series and the Capital Preservation Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Management Company to render investment advisory services hereunder and with respect to which the Management Company is willing so to do, being herein collectively referred to as the "Series"; and

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. Employment of Management Company. The Fund hereby employs the Management Company to act as investment adviser to each Series of the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Series of the Fund, subject always to the supervision of the Board of Directors of the Fund, during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

      In the event the Fund establishes additional series with respect to which it desires to retain the Management Company to render investment advisory services hereunder, it shall notify the Management Company in writing. If the Management Company is willing to render such services it shall notify the Fund in writing, whereupon such series shall become a Series subject to the terms and conditions hereunder, and to such amended or additional provisions as shall be specifically agreed to by the Fund and the Management Company in accordance with applicable law.

2.    Investment Advisory Duties.

(a) The Management Company shall regularly provide each Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend that securities shall be purchased and sold and what portion of the assets of each Series shall be held uninvested and shall arrange for the purchase of securities and other investments for and the sale of securities and other investments held in the portfolio of each Series. All investment advice furnished by the Management Company to each Series under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors (and any duly appointed committee thereof) with regard to the foregoing matters and the general conduct of the Fund's business.

(b) Subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers (each a "Sub-adviser") to provide investment advisory services to any Series of the Fund. Each Sub-adviser shall have investment discretion with respect to the assets of the Series assigned to that Sub-adviser by the Management Company. The Management Company shall not be responsible or liable with respect to any investment decision made by a Sub-adviser, whether such decision be to purchase, sell or hold such investment. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Investment Manager may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

3.    Portfolio Transactions and Brokerage.

      (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

      (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

      (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus or statement of additional information, the Management Company is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If the transaction is directed to a broker providing brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

      (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

      (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained in utilizing the services of a broker.

4. Allocation of Expenses and Charges. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. The Management Company will also provide the Fund with a president, a chief financial officer, and a secretary, subject to the approval of the Board of Directors, and will pay the salaries and expenses of such officers of the Fund who are also directors, officer or employees of the Management Company.

      Other than as specifically indicated in the preceding sentences, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements or additional information, notices and distributions to stockholders; costs of stationery; costs of stockholder and other meetings; expenses of maintaining the Fund's corporate existence; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and directors.

5.    Compensation of Management Company.

      (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to 0.60 percent of the average daily net assets of High Yield Series; 0.35 percent of the average daily net assets of Diversified Income Series and the Capital Preservation Series; and
            0.80 percent of the average daily net assets of Income Opportunity Series of $200 million or less, plus 0.70 percent of the average daily net assets of Income Opportunity Series of more than $200 million, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this
            Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

      (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if the total annual expenses of each Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees paid under the Fund's Class B and Class C Distribution Plans, but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses with the meaning of this paragraph (b).

6. Management Company Not to Receive Commissions. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash, credits, commissions or tender fees from any person in connection with transactions in the Fund's portfolio securities (including but not limited to the tender or delivery of any securities held in the Fund's portfolio), the Management company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

7. Limitation of Liability of Management Company. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

8. Other Activities Not Restricted. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if in the opinion of the Management Company, particular securities are consistent with the investment objectives of, and are desirable purchases or sales for the portfolios of one or more Series and one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

9. Duration and Termination of Agreement. This Agreement shall become effective on November 1, 1999, provided that on or before that date it has been approved by the holders of a majority of the outstanding voting securities of each Series of the Fund. This Agreement shall continue in force until November 1, 2001, and for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, and the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval, or (b) by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the Investment Company Act of 1940). In the event a majority of the outstanding shares of one series vote for continuance of the Advisory Contract, it will be continued for that series even though the Advisory Contract is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

      This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.

                                                  SECURITY INCOME FUND

                                                  By:___________________________

                                                     Michael G. Odlum, President

ATTEST:

____________________________________
Amy J. Lee, Secretary

                                                SECURITY MANAGEMENT COMPANY, LLC

                                                By:_____________________________
                                                   Michael G. Odlum, President

ATTEST:

______________________________________
Amy J. Lee, Secretary

                                   APPENDIX B
                              INFORMATION ABOUT SMC

SMC is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission. SMC's managing member representative and principal executive officer, his principal occupation and dates of service are shown below. His address is One Security Benefit Place, Topeka, Kansas 66636-0001.

NAME AND LENGTH OF SERVICE WITH SMC                     POSITION AND PRINCIPAL OCCUPATION
-----------------------------------                     ---------------------------------
Michael G. Odlum, March 2004 to the present.            President and Managing Member Representative, SMC. From January 2001
                                                        to January 2004, President and Chief Operating Officer of Allied
                                                        Investment Advisors, Inc. From September 1990 to December 2000,
                                                        Principal of The Vanguard Group.

OTHER INVESTMENT COMPANY CLIENTS

SMC also serves as investment adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets as of March 31, 2005.

NAME OF FUND                                  ADVISORY FEE RATE                   APPROXIMATE NET ASSETS
------------                                  -----------------                   ----------------------
SECURITY DIVERSIFIED INCOME FUND                     0.35%                             $ 92,046,116

SECURITY CASH FUND                                   0.50%                             $ 48,890,818

SBL FUND SERIES E (DIVERSIFIED INCOME)               0.75%(1)                          $159,984,063

SBL FUND SERIES C (MONEY MARKET)                     0.50%                             $ 80,537,234

1. Beginning February 1, 2004, SMC began voluntarily waiving 0.15% of its investment advisory fee for SBL Fund Series E. The investment advisory fee waiver may be discontinued at any time without notice to shareholders.

                                   APPENDIX C
                       PRINCIPAL SHAREHOLDERS OF THE FUND

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund are set forth below, as is the share ownership of the Company's Directors and officers.

SHAREHOLDER AND ADDRESS                      SHARES OWNED                % OWNED

DIRECTORS AND OFFICERS

                                       C-1